FIRST AMENDMENT TO CREDIT AGREEMENT


       THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment"), dated as of July 10, 1995, is entered into by and among BOISE CASCADE CORPORATION, a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Domestic Administrative Agent, for itself and the Banks (the "Domestic Administrative Agent"), NATIONAL WESTMINSTER BANK PLC, Los Angeles Overseas Branch, as Foreign Administrative Agent (the "Foreign Administrative Agent", and together with the Domestic Administrative Agent, the "Administrative Agents") and the undersigned banks (collectively, the "Banks").

                                       RECITALS

       A. The Company, the Administrative Agents and certain of the Banks (the "Existing Banks") are parties to that certain
1994 Revolving Loan Agreement dated as of April 15, 1994 (the
"Credit Agreement") pursuant to which the Existing Banks have extended certain credit facilities to the Company.

       B. Societe Generale ("New Bank") wishes to be admitted as a Bank pursuant to the Credit Agreement.

       C. The Company has requested that the Banks make certain amendments to the Credit Agreement as set forth in this First
Amendment.

       D. The Banks have agreed to admit New Bank as a Bank under the Credit Agreement and to make such amendments to the Credit Agreement subject to the terms and conditions of this First Amendment.

       NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

        2.    Amendments to Credit Agreement.

              Subject to the conditions set forth in Section 4 hereof:

              (a)   The following definitions are added to the Credit
Agreement:

                    "Agreement" means this Revolving Loan Agreement
              dated as of April 15, 1994 among the Company, the Banks and the Administrative Agents, as amended.

                    "First Amendment" means the First Amendment to
              Credit Agreement dated as of July 10, 1995 by and among the Company, the Banks and the Administrative
              Agents.

              (b) The following definitions in the Credit Agreement are deleted and replaced with the following:

                    "Bank" means each financial institution which is
              a signatory to the First Amendment and its successors and assigns permitted by this Agreement and includes the Administrative Agents in their capacities as lenders.

                    "Borrowing Rate and Commitment Fee Table" means
              the following table which provides the pricing level which will be used to determine the incremental rate Per Annum for the Borrowing Rate applicable to any Loan and the commitment fee.

                                     PRICING CHART
                         (expressed in basis points per annum)

Pricing Level              Level 1  Level 2  Level 3  Level 4  Level 5

Incremental Rate per Annum
  LIBOR                      40.00    50.00    62.50    82.50   112.50
  Reference Rate              0.00     0.00     0.00     0.00     0.00

Commitment Fee               15.00    17.50    22.50    27.50    37.50

Incremental rate Per Annum and commitment fee level description based on the Company's senior unsecured long-term debt rating as announced from time to time:

Level 1:      Equal to or greater than BBB from S&P and Baa2 from Moody's.
Level 2:      BBB- from S&P and Baa3 from Moody's.
Level 3:      BB+ from S&P and Baa3 from Moody's or BBB- from S&P and Ba1 from Moody's.
Level 4:      BB+ from S&P and Ba1 from Moody's.
Level 5:      Equal to or less than BB from S&P or Ba2 from Moody's or no rating available from S&P or Moody's, except as provided below.

Note: In the event the ratings of the two rating agencies do not result in the same incremental rate Per Annum or commitment fee, the credit rating which results in the higher incremental rate Per Annum or commitment fee shall be applicable; provided, however, if no rating is available from S&P or Moody's due to reasons other than issues relating to the Company, the rating of the remaining agency shall be used to determine the incremental rate Per Annum and the commitment fee.

                    "Commitment" means in respect of any Bank the aggregate
              amount of money which such Bank is obligated to lend to the Company pursuant to the Agreement at the time of determination of such Bank's Commitment including Loans then outstanding and assuming that all conditions precedent to such Bank's obligation to lend money have been satisfied.
              The initial Commitment of each Bank hereunder shall be the amount set forth opposite such Bank's signature block at the end of the First Amendment. The Commitment is subject to optional and mandatory reduction in accordance with
              Section 3.2."

                    "Termination Date" means June 30, 2000, or any earlier
              date established under Section 3.2.2, 3.16 or 7.2 if the Commitments of all Banks are terminated in full."

              (c) Section 3.1 of the Credit Agreement shall be amended by deleting the words "$650 million" in the second sentence thereof and replacing them with the words "$600 million".

        3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agents and the Banks as of the Effective Date as follows:

              (a) No default or Event of Default has occurred and is continuing.

              (b) The execution, delivery and performance by the Company of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this First Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

              (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

              (d) The Company is entering into this First Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agents and the Banks or any other person.

        4. Effective Date. This First Amendment will become effective as of July 12, 1995 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

              (a) The Administrative Agents have received from the Company and each of the Banks a duly executed original of this First Amendment.
The Administrative Agents may accept signature pages by facsimile provided that any party sending its signature page by facsimile promptly sends its original by overnight courier.

              (b) All representations and warranties contained herein are true and correct as of the Effective Date.

              (c) The Administrative Agents have received, on behalf of themselves, the fees set forth in that certain Letter Agreement dated June 7, 1995 among the Company and the Administrative Agents.

              (d) The Administrative Agents have received from the Company an executed Note for each Bank.

              (e) The Administrative Agents have received each of the following from the Company:

                     (i) A copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this First Amendment.

                    (ii) A certificate as to the name and signature of each officer of the Company authorized to sign this First Amendment and the Notes and to borrow and effect other transactions under the Credit Agreement. The Administrative Agents and the Banks may conclusively rely on such certification until they receive notice in writing to the contrary.

                  (iii) A Good Standing Certificate for the Company issued by the Secretary of State of the State of Delaware.

                    (iv)   An opinion substantially in the form attached as
       Schedule 1 to this First Amendment from the General Counsel of the Company.

                     (v) A certificate of a Principal Financial Officer to the effect that (x) all representations and warranties contained in this First Amendment are true and correct as of the Effective Date, (y) since December 31, 1994, there has been no material adverse change in the business, condition or operations (financial or otherwise) of the Company or of the Company and its Subsidiaries on a combined basis, and (z) that no event has occurred and is continuing which, under the terms hereof, is an Event of Default or would, with the lapse of time or notice or both, become an Event of Default.

        5. Admission of the New Bank. The New Bank hereby agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement, as amended by this First Amendment, are required to be performed by it as a Bank. The New Bank hereby agrees to be bound by all terms and conditions of the Credit Agreement, as amended by this First Amendment. If the New Bank is organized under the laws of any jurisdiction other than the United
States or any state or other political subdivision thereof it agrees that it will furnish the Foreign Administrative Agent and the Company, concurrently with the execution of this First Amendment either
U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue
Service Form 1001 (wherein the New Bank claims entitlement to complete exemption from or reduced rate of U.S. federal withholding tax on all interest payments under the Credit Agreement) and, upon the expiration or obsolescence of any previously delivered form, with a new
U.S. Internal Revenue Service Form 4224 or Form 1001 and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by the New Bank, provided, however, that the New Bank shall not be required to deliver a Form 4224 or 1001 under this Section 5 to the extent that the delivery of such form is not authorized by law.

        6.    Miscellaneous.

              (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this First Amendment. This First Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

              (b) The Banks hereby agree that the Notes issued to the Banks by the Company prior to the Effective Date are cancelled and shall be of not further force or effect. Each Bank agrees to return such note to their respective Administrative Agent.

              (c) This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this First Amendment.

              (d) This First Amendment shall be governed by and construed in accordance with the law of the State of California.

              (e) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

              (f) This First Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This First Amendment supersedes all prior drafts and communications with respect thereto. This First Amendment may not be amended except in accordance with the provisions of Section 9.7 of the Credit Agreement.

              (g) If any term or provision of this First Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this First Amendment or the Credit Agreement, respectively.

              (h) The Company covenants to pay to or reimburse the Administrative Agents for, upon demand, the reasonable fees and disbursements of the Special Counsel to the Administrative Agents in connection with the negotiation of this First Amendment.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.

                     BOISE CASCADE CORPORATION



                     By
                     Vice President and Treasurer



                     Address for notices given manually or by express delivery:

                     Attention Treasurer
                     1111 West Jefferson Street
                     Boise, Idaho 83702

                     Address for notices given by mail:

                     Attention Treasurer
                     P. O. Box 50
                     Boise, Idaho 83728

                     Address for notices given by telecopy:

                     208/384-4920
                     Attention Treasurer

                     BANK OF AMERICA NATIONAL TRUST AND
                     SAVINGS ASSOCIATION, AS DOMESTIC
                     ADMINISTRATIVE AGENT



                     By
                     Title  Vice President


                     Address for Notices:

                     Bank of America National Trust and
                     Savings Association
                     Attention:  Ivo Bakovic
                     Vice President
                     1455 Market Street, 12th Floor
                     San Francisco, CA 94103

                     Telecopy No.: 415/622-4894


                     NATIONAL WESTMINSTER BANK PLC, AS
                     FOREIGN ADMINISTRATIVE AGENT
                     Los Angeles Overseas Branch



                     By
                     Title  Vice President

                     Address for Notices:

                     National Westminster Bank Plc
                     Los Angeles Overseas Branch
                     Attention:  Michael E. Keating
                     Vice President
                     350 South Grand Ave., 39th Floor
                     Los Angeles, CA 90071

                     Telecopy No.: 213/623-6540

Commitment           Bank Name, Signature, and Address for
                     Notices

$33,000,000          ABN/AMRO BANK NV


                     By
                     Title



                     By
                     Title


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     ABN Amro Bank NV
                                  One Union Square
                                  600 University Street,
                                      Suite 2323
                                  Seattle, WA 98101

                     Telecopy No.: 206/682-5641

                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     ABN Amro Bank NV
                                  One Union Square
                                  600 University Street,
                                      Suite 2323
                                  Seattle, WA 98101

                     Telecopy No.: 206/682-5641

Commitment           Bank Name, Signature, and Address for
                     Notices

$41,000,000          BANK OF AMERICA NATIONAL TRUST AND
                     SAVINGS ASSOCIATION


                     By
                     Title


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Bank of America National Trust
                                  and Savings Association
                                  Attention:  Terry Peach
                                  Account Administrator
                                  1850 Gateway Boulevard
                                  Concord, CA 94520-3281
                     Telecopy No.: 510/675-7531


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Bank of America National Trust
                                  and Savings Association
                                  Attention:  Daryl Hurst
                                  Account Administrator
                                  1850 Gateway Boulevard
                                  Concord, CA 94520-3281

                     Telecopy No.: 510/675-7531

Commitment           Bank Name, Signature, and Address for
                     Notices

$20,000,000          BANK OF MONTREAL



                     By
                     Title Director


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Bank of Montreal
                                  115 S. LaSalle Street, 11W
                                  Chicago, Illinois 60603
                     Phone No:    312/750-4312
                     Fax No.:     315/750-4344


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Bank of Montreal
                                  115 S. LaSalle Street, IIW
                                  Chicago, Illinois 60603
                     Phone No:    312/750-4312
                     Fax No.:     315/750-4344

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          BARCLAYS BANK PLC



                     By
                     Title


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Barclays Bank Plc
                                  222 Broadway
                                  New York, NY  10038
                     Phone No:    212/412-5876
                     Telecopy No.: 212/412-4090


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Barclays Bank Plc
                                  222 Broadway
                                  New York, NY  10038
                     Phone No:    212/412-5876
                     Telecopy No.: 212/412-4090

Commitment           Bank Name, Signature, and Address for
                     Notices

$33,000,000          CIBC INC.


                     By
                     Title Assistant Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     CIBC Inc.
                                  Two Paces Ferry Road
                                  2727 Paces Ferry Road
                                  Suite 1200
                                  Atlanta, GA  30339

                     Telecopy No.: 404/319-4950


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     CIBC Inc.
                                  Two Paces Ferry Road
                                  2727 Paces Ferry Road
                                  Suite 1200
                                  Atlanta, GA  30339

                     Telecopy No.: 404/319-4950

Commitment           Bank Name, Signature, and Address for
                     Notices

$25,000,000          THE CHASE MANHATTAN BANK, N.A.



                     By


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     2 Chase Plaza
                                  New York, NY 10081
                                  Attn:  Lenora Kiernan
                     Telephone: 212/552-7529
                     Telecopy No.: 212/552-1477


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     2 Chase Plaza
                                  New York, NY 10081
                                  Attn:  Lenora Kiernan
                     Telephone: 212/552-7529
                     Telecopy No.: 212/552-1477

Commitment           Bank Name, Signature, and Address for
                     Notices

$33,000,000          CHEMICAL BANK


                     By
                     Title Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Chemical Bank
                                  Two Grand Central Tower
                                  29th Floor
                                  New York, NY 10017
                                  Attn:  Thomas Brennan
                     Telecopy No.: 212/622-0130


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Chemical Bank
                                  Two Grand Central Tower
                                  29th Floor
                                  Attn:  Thomas Brennan
                                  New York, NY 10017
                     Telecopy No.: 212/622-0130

Commitment           Bank Name, Signature, and Address for
                     Notices

$20,000,000          CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                     By
                     Title Authorized Signatory


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Credit Lyonnais Cayman Island
                                  Branch
                                  c/o Credit Lyonnais New York
                                  Branch
                                  Attention:  Rod Hurst
                                  Vice President
                                  1301 Avenue of the Americas
                                  18th Floor
                                  New York, NY  10019
                     Telecopy No.: 212/459-3179


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Credit Lyonnais Cayman Island
                     Branch
                     c/o Credit Lyonnais New York Branch
                     Attention:  Rod Hurst
                     Vice President
                     1301 Avenue of the Americas
                     18th Floor
                     New York, NY  10019
                     Telecopy No.: 212/459-3179

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          CREDIT SUISSE



                     By
                     Title: Associate


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     800 Wilshire Boulevard
                                  8th Floor
                                  Los Angeles, CA  90017
                                  Attn:  Maria Gaspara
                     Telecopy No.: 213/955-8345


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     800 Wilshire Boulevard
                                  8th Floor
                                  Los Angeles, CA  90017
                                  Attn:  Maria Gaspara
                     Telecopy No.: 213/955-8345

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          FIRST BANK NATIONAL ASSOCIATION



                     By
                     Title: Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     First Bank Place, MPFP0704
                                  601 Second Avenue South
                                  Minneapolis, MN 55402-4302
                     Telecopy No.: 612/973-0824


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     First Bank Place, MPFP0704
                                  601 Second Avenue South
                                  Minneapolis, MN 55402-4302
                     Telecopy No.: 612/973-0824

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          FIRST INTERSTATE BANK OF OREGON N.A.



                     By
                     Title Vice President

                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     First Interstate Bank of
                                  Oregon, N.A.
                                  Oregon Corporate F19
                                  Attn:  Patrik G. Norris,
                                  Vice President
                                  1300 S.W. Fifth Avenue
                                  Portland, OR 97201
                     Mailing
                     Address:     P.O. Box 3131
                                  Portland, OR 97208-3131
                     Telecopy No.: 503/220-4896


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     First Interstate Bank of
                                  Oregon, N.A.
                                  Oregon Corporate F19
                                  Attn:  Patrik G. Norris,
                                  Vice President
                                  1300 S.W. Fifth Avenue
                                  Portland, OR 97201
                     Mailing
                     Address:     P.O. Box 3131
                                  Portland, OR 97208-3131
                     Telecopy No.: 503/220-4896

Commitment           Bank Name, Signature, and Address for
                     Notices

$10,000,000          FIRST SECURITY BANK OF IDAHO, N.A.


                     By
                     Title _____________________________


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     119 North Ninth Street
                                  Boise, ID 83730
                     Telecopy No.: 208/393-2472


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     119 North Ninth Street
                                  Boise, ID 83730
                     Telecopy No.: 208/393-2472

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          THE INDUSTRIAL BANK OF JAPAN, LIMITED
                         Los Angeles Agency


                     By
                              Vice President

                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     350 South Grand Avenue
                                  Suite 1500
                                  Los Angeles, CA  90071
                     Telecopy No.: 213/688-7486

                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     350 South Grand Avenue
                                  Suite 1500
                                  Los Angeles, CA  90071
                     Telecopy No.: 213/688-7486

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                     Los Angeles Agency



                     By
                     Title Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     The Long-Term Credit Bank of
                                  Japan, Ltd.,
                                  Los Angeles Agency
                                  444 S. Flower, Ste. 3700
                                  Los Angeles, CA  90042
                                  Attn:  Diane Huynh
                     Telecopy No.: 213/626-1067


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     The Long-Term Credit Bank of
                                  Japan, Ltd.,
                                  Los Angeles Agency
                                  444 S. Flower, Ste. 3700
                                  Los Angeles, CA  90042
                                  Attn:  Diane Huynh
                     Telecopy No.: 213/626-1067

Commitment           Bank Name, Signature, and Address for
                     Notices

$33,000,000          MELLON BANK, NATIONAL ASSOCIATION



                     By
                     Title _____________________________


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Three Mellon Bank Center
                                  Room 2304
                                  Pittsburgh, PA  15259-0003
                     Telecopy No.: 412/234-5049


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Three Mellon Bank Center
                                  Room 2304
                                  Pittsburgh, PA  15259-0003
                     Telecopy No.: 412/234-5049

Commitment           Bank Name, Signature, and Address for
                     Notices

$33,000,000          MORGAN GUARANTY TRUST COMPANY OF NEW
                     YORK



                     By
                     Title


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     c/o J. P. Morgan Services Inc.
                                  500 Stanton Christiana Road
                                  Newark, DE 19713-2107
                     Telecopy No.: 302/634-1094
                                      302/634-4222


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     c/o J. P. Morgan Services Inc.
                                  500 Stanton Christiana Road
                                  Newark, DE 19713-2107
                     Telecopy No.: 302/634-1094
                                      302/634-4222

Commitment           Bank Name, Signature, and Address for
Notices

$41,000,000          NATIONAL WESTMINSTER BANK PLC


                     By
                     Title Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     National Westminster Bank Plc
                                  Los Angeles Overseas Branch
                                  Attention:  Michael E. Keating
                                  Vice President
                                  350 South Grand Ave.,
                                  39th Floor
                                  Los Angeles, CA 90071
                     Telecopy No.: 213/623-6540


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     National Westminster Bank Plc
                                  Nassau Branch
                                  c/o NATWEST BANK PLC
                                  175 Water Street
                                  New York, NY 10038
                     Telecopy No.: 212/602-4118

Commitment           Bank Name, Signature, and Address for
                     Notices

$20,000,000          NATIONSBANK OF NORTH CAROLINA, N.A.



                     By
                     Title:  Senior Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:      100 N. Tryon Street
                                   8th Floor
                                   Charlotte, NC 28255
                     Telecopy No.: 704 386-3271


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:      100 N. Tryon Street
                                   8th Floor
                                   Charlotte, NC 28255
                     Telecopy No.: 204 386-3271

Commitment           Bank Name, Signature, and Address for
                     Notices

$25,000,000          THE NORTHERN TRUST COMPANY



                     By
                     Title:  Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     50 S. LaSalle Street
                                  Chicago, IL 60675-0002

                     Telecopy No.: 312 630-1566


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     50 S. LaSalle Street
                                  Chicago, IL 60675-0002

                     Telecopy No.: 312 630-1566

Commitment           Bank Name, Signature, and Address for
                     Notices

$20,000,000          ROYAL BANK OF CANADA


                     By

                     Title ________________________


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Royal Bank of Canada Los
                                  Angeles
                                  Jewel Haines
                                  Loans Administration
                                  1 Financial Square, 24th Floor
                                  New York, NY 10005-3531

                     Telephone: 212/428-6321
                     Telecopy No.: 212/428-2372


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Royal Bank of Canada Los
                                  Angeles
                                  Jewel Haines
                                  Loans Administration
                                  1 Financial Square, 24th Floor
                                  New York, NY 10005-3531

                     Telephone: 212/428-6321
                     Telecopy No.: 212/428-2372

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          SOCIETE GENERALE


                     By
                     Title

                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Societe Generale
                                  Ms. Tulinh La Wu
                                  2029 Century Park East
                                  Suite 2900
                                  Los Angeles, CA 90067

                     Telephone: 310/788-7100
                     Telecopy No.: 310/203-0539


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Societe Generale
                                  Ms. Tulinh La Wu
                                  2029 Century Park East
                                  Suite 2900
                                  Los Angeles, CA 90067

                     Telephone: 310/788-7100
                     Telecopy No.: 310/203-0539

Commitment           Bank Name, Signature, and Address for
                     Notices

$15,000,000          SWISS BANK CORPORATION


                     By
                     Title Director, Merchant Banking

                     By
                     Title Associate Director, Merchant
                     Banking

                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Swiss Bank Corporation
                                  101 California Street
                                  Suite 1700
                                  San Francisco, CA  94111-5884
                     Telecopy No.: 415/956-3882


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Swiss Bank Corporation
                                  101 California Street
                                  Suite 1700
                                  San Francisco, CA  94111-5884

                     Telecopy No.: 415/956-3882

Commitment           Bank Name, Signature, and Address for
                     Notices

$25,000,000          THE TORONTO-DOMINION BANK


                     By
                     Title _____________________________


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     909 Fannin St.,
                                      Suite 1700
                                  Houston, TX 77010

                     Telecopy No.: 713/951-9921


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     909 Fannin St.,
                                      Suite 1700
                                  Houston, TX 77010

                     Telecopy No.: 713/951-9921

Commitment           Bank Name, Signature, and Address for
                     Notices

$33,000,000          UNION BANK OF SWITZERLAND,
                                  LOS ANGELES BRANCH


                     By

                     Title

                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     444 South Flower Street
                                  Suite 4500
                                  Los Angeles, CA 90071
                     Telecopy No.: 213/489-0637


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     444 South Flower Street
                                  Suite 4500
                                  Los Angeles, CA 90071
                     Telecopy No.: 213/489-0637

Commitment           Bank Name, Signature, and Address for
                     Notices

$25,000,000          WACHOVIA BANK OF GEORGIA, NATIONAL
                     ASSOCIATION



                     By
                     Title Senior Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     Wachovia Bank of Georgia, N.A.
                                  191 Peachtree Street, N.E.
                                  Atlanta, GA  30303
                     Telecopy No.: 404/332-6898


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     Wachovia Bank of Georgia, N.A.
                                  191 Peachtree Street, N.E.
                                  Atlanta, GA  30303
                     Telecopy No.: 404/332-6898

Commitment           Bank Name, Signature, and Address for
                     Notices

$10,000,000          WEST ONE BANK, IDAHO



                     By
                                  James W. Henken
                     Title Vice President


                     Domestic Lending Office (For Reference
                     Rate Loans)

                     Address:     101 South Capitol Blvd.
                                  Boise, ID 83702
                     Telecopy No.: 208/383-7563


                     Eurodollar Lending Office (for LIBOR
                     Rate Loans)

                     Address:     101 South Capitol Blvd.
                                  Boise, ID 83702
                     Telecopy No.: 208/383-7563